United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 29, 2020

Date of Report (Date of earliest event reported)

Orisun Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39014	83-2479505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Madison Avenue, Room 543 New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 220-3541

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.00001 par value, one Redeemable Warrant to acquire one-half of one share of Common Stock, and one Right to acquire one-tenth (1/10) of a share of Common Stock	ORSNU	NASDAQ Capital Market
Common Stock	ORSN	NASDAQ Capital Market
Warrants	ORSNW	NASDAQ Capital Market
Rights	ORSNR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Orisun Acquisition Corp. (“Orisun”), Ucommune International Ltd (“Purchaser”), Everstone International Ltd (“Merger Sub”), and Ucommune Group Holdings Limited (“Ucommune”) and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Orisun and Ucommune to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Ucommune or Orisun; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Orisun’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Ucommune and Orisun to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in Orisun’s Annual Report on Form 10-K for the fiscal year ending December 31, 2019 filed with the SEC, in Orisun’s quarterly reports on Form 10-Q filed with the SEC subsequent thereto and in the Registration Statement on Form F-4 and proxy statement that will be filed with the SEC by the Purchaser in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Orisun, Purchaser, Merger Sub, Ucommune, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Orisun and Purchaser will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Registration Statement on Form F-4 and a proxy statement. The proxy statement and a proxy card will be mailed to stockholders as of a record date to be established for voting at the stockholders’ meeting relating to the proposed transactions. Stockholders will also be able to obtain a copy of the Registration Statement on Form F-4 and proxy statement without charge from the Company. The Registration Statement on Form F-4 and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Orisun at 555 Madison Avenue, Room 543 New York, NY. INVESTORS AND SECURITY HOLDERS OF ORISUN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT ORISUN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ORISUN, UCOMMUNE AND THE TRANSACTIONS.

Participants in Solicitation

Orisun, Purchaser, Merger Sub, Ucommune, certain shareholders of the Company, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Orisun common stock in respect of the proposed transaction. Information about Orisun’s directors and executive officers and their ownership of Orisun’s common stock is set forth in Orisun’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Item 1.01 Entry into a Material definitive Agreement.

On June 29, 2020, Orisun Acquisition Corp., a Delaware corporation (“Orisun”), Ucommune International Ltd, a Cayman Islands exempted company and a wholly-owned subsidiary of Orisun (“Purchaser”), Everstone International Ltd, a Cayman Islands exempted company and a wholly owned subsidiary of Purchaser (“Merger Sub,” together with Orisun, Purchaser, the “Purchaser Parties”), Ucommune Group Holdings Limited, a Cayman Islands exempted company (“Ucommune”), certain shareholders of Ucommune (“Ucommune Shareholders”), and Mr. Daqing Mao, as representative of shareholders of Ucommune, entered into a Merger Agreement (the “Agreement”).

Acquisition Merger and Acquisition Consideration

Upon the closing of the transactions contemplated in the Agreement, Orisun will merge with and into Purchaser, resulting in all Orisun stockholders becoming shareholders of the Purchaser as described under Reincorporation Merger (as defined below). Concurrently therewith, Merger Sub will merge with and into Ucommune, resulting in Purchaser acquiring 100% of the issued and outstanding equity securities of Ucommune (the “Acquisition Merger”). Upon the closing of the Acquisition Merger, ordinary shares of Purchaser shall be reclassified into class A (“Purchaser Class A Ordinary Shares”) and class B ordinary shares (“Purchaser Class B Ordinary Shares,” together with Purchaser Class A Ordinary Shares, collectively “Purchaser Ordinary Shares”) where each Purchaser Class A Ordinary Share shall be entitled to one (1) vote on all matters subject to vote at general and special meetings of the post-closing company and each Purchaser Class B Ordinary Share shall be entitled to fifteen (15) votes on all matters subject to vote at general and special meetings of the post-closing company. At the closing of the Acquisition Merger, the former Orisun security holders will receive the consideration specified below and the former Ucommune Shareholders will receive an aggregate of 53,358,932 Purchaser Class A Ordinary Shares and 9,452,407 Class B Ordinary Shares, among which 3,140,567 Purchaser Ordinary Shares are to be issued and held in escrow to satisfy any indemnification obligations incurred under the Agreement. 7,188,661 Purchaser Class A Ordinary Shares will be reserved and authorized for issuance under the equity incentive plan upon closing.

Additionally, certain Ucommune Shareholders may be entitled to receive earn-out shares as follows: (1) 2,000,000 Purchaser Class A Ordinary Shares if (x) the VWAP of the Purchaser Class A Ordinary Shares equals or exceeds $16.50 (or any foreign currency equivalent) in any twenty trading days within a thirty trading day period before December 31, 2022 on any securities exchange or securities market on which the Purchaser Ordinary Shares are then traded or (y) Ucommune’s revenue exceeds RMB850,000,000 in the fiscal year of 2020 pursuant to the audited consolidated financial statements of Ucommune as of and for the fiscal year ended December 31, 2020; (2) 1,000,000 Purchaser Class A Ordinary Shares if (x) the VWAP of the Purchaser Class A Ordinary Shares equals or exceeds $22.75 (or any foreign currency equivalent) in any twenty trading days within a thirty trading day period before December 31, 2023 on any securities exchange or securities market on which the Purchaser Ordinary Shares are then traded or (y) Ucommune’s revenue exceeds RMB1,275,000,000 in the fiscal year of 2021 pursuant to the audited consolidated financial statements of Ucommune as of and for the fiscal year ended December 31, 2021; and (3) 1,000,000 Purchaser Class A Ordinary Shares if (x) the VWAP of the Purchaser Class A Ordinary Shares equals or exceeds $30 (or any foreign currency equivalent) in any twenty trading days within a thirty trading day period before December 31, 2024 on any securities exchange or securities market on which the Purchaser Ordinary Shares are then traded or (y) Ucommune’s revenue exceeds RMB1,912,000,000 in the fiscal year of 2022 pursuant to the audited consolidated financial statements of Ucommune as of and for the fiscal year ended December 31, 2022.

Furthermore, the parties agreed that immediately following the closing the Acquisition Merger, Purchaser’s board of directors will consist of seven directors, all of whom shall be designated by Ucommune and a majority of whom shall qualify as independent directors under Nasdaq rules.

Reincorporation Merger

Concurrently with the Acquisition Merger, Orisun will be merged with and into Purchaser, the separate corporate existence of Orisun will cease and Purchaser will continue as the surviving corporation (the “Reincorporation Merger”). In connection with the Reincorporation Merger, each share of Orisun’s issued and outstanding capital stock will be converted into an equivalent amount of Purchaser’s capital stock:

●	Each share of Orisun’s common stock will be converted automatically into one Purchaser Class A Ordinary Share;

●	Each right to acquire one-tenth of one share of Orisun’s common stock will be converted automatically into one right to acquire one-tenth of one Purchaser Class A Ordinary Share;

●	Each warrant entitled to purchase one half (1/2) of one share of Orisun’s common stock at a price of $11.50 per whole share will be converted automatically into one warrant to purchase one half (1/2) of one Purchaser Class A Ordinary Share at a price of $11.50 per whole share;

●	Each issued and outstanding unit of Orisun will be converted automatically into one unit of Purchaser; and

●	Each unit purchase option of Orisun will be converted automatically into one unit purchase option of Purchaser.

Representations and Warranties

In the Agreement, Ucommune and certain Ucommune Shareholders make certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Agreement) relating to, among other things: (a) proper corporate organization of Ucommune and its subsidiaries and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) absence of conflicts; (d) capital structure; (e) accuracy of charter documents and corporate records; (f) required consents and approvals; (g) financial information; (h) absence of certain changes or events; (i) title to assets and properties; (j) material contracts; (k) ownership of real property; (l) licenses and permits; (m) compliance with laws, including those relating to foreign corrupt practices and money laundering; (n) ownership of intellectual property; (o) customers and suppliers; (p) employment and labor matters; (q) taxes matters; (r) environmental matters; (s) brokers and finders; (t) that Ucommune is not an investment company; and (u) other customary representations and warranties.

In the Agreement, Orisun makes certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) litigation; (d) brokers and finders; (e) capital structure; (f) validity of share issuance; (g) minimum trust fund amount; and (h) validity of Nasdaq Stock Market listing; (i) SEC filing requirements and financial statements; (j) material contracts; (k) compliance with laws, including those relating to foreign corrupt practices and money laundering.

Conduct Prior to Closing; Covenants

Each of Ucommune and Orisun has agreed to, and cause its subsidiaries to, operate the business in the ordinary course, consistent with past practices, prior to the closing of the transactions (with certain exceptions) and not to take certain specified actions without the prior written consent of the other party.

The Agreement also contains covenants providing for:

●	Each party providing access to their books and records and providing information relating to their respective business to the other party, its legal counsel and other representatives;

●	Ucommune delivering the financial statements required by Orisun to make applicable filings with the SEC;

●	Cooperation in making certain filings with the SEC; and

●	Ucommune’s agreement to pay certain amounts to extend the time Orisun has to complete a business combination under certain circumstances and if necessary.

Conditions to Closing

General Conditions

Consummation of the Agreement and the transactions herein is conditioned on, among other things, (i) the absence of any order or provisions of any applicable Law making the transactions illegal or otherwise preventing the transactions; (ii) Orisun and Ucommune receiving approval from their respective stockholders to the transactions, (iii) Orisun retaining its listing on Nasdaq and the additional listing application for the closing payment shares issued to shareholders of Ucommune being approved by Nasdaq; and (iv) each of the additional agreement as described in the Agreement being executed provided that the non-execution of the Lock-up Agreement (see below) by Ucommune Shareholders who are not the key personnel nor controlled by the key personnel as defined in the Merger Agreement and grantees of Ucommune’s options that are vested as of the closing, collectively holding no more than 5% of share capital in Ucommune immediately prior to the closing shall not affect the closing.

Ucommune’s Conditions to Closing

The obligations of Ucommune to consummate the transactions contemplated by the Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

●	Purchaser Parties complying with all of their obligations under the Agreement in all material respects;

●	subject to applicable materiality qualifiers, the representations and warranties of Purchaser Parties being true on and as of the closing date of the transactions and Purchaser Parties complying with all required covenants in the Agreement;

●	Purchaser Parties complying with the reporting requirements under the applicable Securities Act and Exchange Act; and

●	there having been no material adverse effect to Purchaser Parties.

Purchaser Parties’ Conditions to Closing

The obligations of Purchaser Parties to consummate the transactions contemplated by the Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things:

●	Ucommune and its subsidiaries complying with all of the obligations under the Agreement in all material respects;

●	subject to applicable materiality qualifiers, the representations and warranties of Ucommune and its subsidiaries being true on and as of the closing date of the transactions and Ucommune and its subsidiaries complying with all required covenants in the Agreement;

●	there having been no material adverse effect to Ucommune’s business; and

●	Orisun receiving legal opinions from Ucommune’s counsels in the PRC and Cayman Islands.

Termination

The Agreement may be terminated and/or abandoned at any time prior to the closing, whether before or after approval of the proposals being presented to Orisun’s stockholders, by:

●	Orisun, if the audited financial statements for the years ended December 31, 2019, 2018 and 2017 and the reviewed financial statements of the Company as of and for the six (6) month period ended June 30, 2020 have not been delivered by August 21, 2020;

●	either Orisun or Ucommune, if the closing has not occurred by December 31, 2021, provided that no material breach of this Agreement by the party seeking to terminate this Agreement shall have occurred or have been made;

●	Orisun, if Ucommune has materially breached any representation, warranty, agreement or covenant contained in the Agreement or this Agreement, the plan of merger or the transactions fail to be authorized or approved by the Ucommune Shareholders and such breach has not been cured within fifteen (15) days following the receipt by Ucommune of a notice describing such breach, and Orisun will be entitled to a break-up fee of $3,000,000 promptly after such termination; or

●	Ucommune, if Orisun has materially breached any representation, warranty, agreement or covenant contained in the Agreement and such breach has not been cured within fifteen (15) days following the receipt by Orisun a notice describing such breach, and Ucommune will be entitled to a break-up fee of $3,000,000 promptly after such termination.

Indemnification

Until the six (6) months anniversary from and after the closing date, certain Ucommune Shareholders agreed to indemnify Purchaser from any losses incurred or sustained by the Purchaser arising from any breach, inaccuracy or nonfulfillment of any of the representations, warranties and covenants of Ucommune contained herein. The indemnification applies only to amounts (in aggregate) in excess of $1,000,000, and the indemnification obligations are capped at the value of the shares that are being held in escrow. Such indemnification can only be satisfied with the cancellation of Purchaser Ordinary Shares.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement, which is filed as Exhibit 2.1 hereto.

In addition to the Agreement, the following agreements will be entered into in connection with the closing of the business combination.

Escrow Agreement

In connection with the transactions, the Purchaser, Mr. Daqing Mao as the representative of Ucommune Shareholders and an escrow agent will enter into an Escrow Agreement pursuant to which Purchaser will deposit 3,140,567 of its Purchaser Ordinary Shares to secure the indemnification obligations as contemplated by the Agreement.

Registration Rights Agreement

In connection with the transactions, Purchaser and certain Ucommune Shareholders may enter into a Registration Rights Agreement to provide for the registration of the Purchaser Ordinary Shares.

Lock-Up Agreements

In connection with the transactions, Purchaser will enter into a Lock-Up Agreement with each Ucommune Shareholder with respect to certain lock-up arrangements, which will provide that such Ucommune Shareholder will not, within certain period of time from the Closing of the transactions, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the shares issued in connection with the Acquisition, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, whether any of these transactions are to be settled by delivery of any such shares, in cash, or otherwise.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Merger Agreement dated June 29, 2020
99.1	Press Release dated July 6, 2020
99.2	Form of Investor Presentation

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2020

ORISUN ACQUISITION CORP.

By:	/s/ Wei Chen
Name:	Wei Chen
Title:	Chief Executive Officer